May 9, 2014

To Foster Wheeler Employees:

I am writing you today to provide another update on our pending acquisition by AMEC plc.

Last week, members of management from AMEC and Foster Wheeler participated in the first Integration Planning Workshop. Attending from Foster Wheeler were Roberto Penno and Gary Nedelka, our CEOs of the Global E&C Group and the Global Power Group, respectively (who are serving with AMEC executives on an integration steering committee), as well as Jon Nield, our Vice President of Project Risk Management.

This was a collaborative, effective and productive meeting. Good progress is being made. Here’s a quick summary of the subjects that were discussed.

•	The drivers of the deal value and the key integration principles we will use when combining AMEC and Foster Wheeler.

~~•~~	The operating model that will guide the way in which the newly combined company will run. We expect to communicate the top level structure of the combined group once the tender offer is issued later this summer.

•	The similarities and differences between AMEC and Foster Wheeler’s existing cultures and how we would like to define the values, culture and behaviors of the combined business.

•	How, when and what we should be communicating to employees, clients and others; and how we create a compelling brand for the combined group. The integration planning team agreed to appoint an external brand agency to help us paint a compelling picture of the future for the newly combined company.

~~•~~	How we ensure the success of the integration process. The integration team discussed the scale of the challenge ahead of us and the need to resource and manage the project in the right way.

We see this deal as a combination of two great businesses. We have a lot of work to do to structure the combined entity, but we are off to a good start. As you can see, Foster Wheeler people are participating in the integration planning, and more people will become involved as we progress. We do not have answers to all of the questions you may have, but we are working with AMEC to develop the plans that will lead us there. We will communicate with you on a regular basis to keep you updated.

Sincerely,

Kent Masters

Chief Executive Officer

Foster Wheeler AG communication materials may contain forward-looking statements that are based on management’s assumptions, expectations and projections about the Company and the various industries within which the Company operates. These include statements regarding the Company’s expectations about revenues (including as expressed by its backlog), its liquidity, the outcome of litigation and legal proceedings and recoveries from customers for claims and the costs of current and future asbestos claims and the amount and timing of related insurance recoveries. Such forward-looking statements by their nature involve a degree of risk and uncertainty. The Company cautions that a variety of factors, including but not limited to the factors described in the Form 10-K for the year ended December 31, 2013, filed with the SEC on February 27, 2014, and the following, could cause the Company’s business conditions and results to differ materially from what is contained in forward-looking statements including: the timing and success of the proposed offer and acquisition of the Company by AMEC, the risk that the Company’s business will be adversely impacted during the pending proposed offer and acquisition of the Company by AMEC, benefits, effects or results of the Company’s redomestication to Switzerland, deterioration in global economic conditions, changes in investment by the oil and gas, oil refining, chemical/petrochemical and power generation industries, changes in the financial condition of its customers, changes in regulatory environments, changes in project design or schedules, contract cancellations, the changes in estimates made by the Company of costs to complete projects, changes in trade, monetary and fiscal policies worldwide, compliance with laws and regulations relating to the Company’s global operations, currency fluctuations, war, terrorist attacks and/or natural disasters affecting facilities either owned by the Company or where equipment or services are or may be provided by the Company, interruptions to shipping lanes or other methods of transit, outcomes of pending and future litigation, including litigation regarding the Company’s liability for damages and insurance coverage for asbestos exposure, protection and validity of the Company’s patents and other intellectual property rights, increasing global competition, compliance with its debt covenants, recoverability of claims against the Company’s customers and others by the Company and claims by third parties against the Company, and changes in estimates used in its critical accounting policies. Other factors and assumptions not identified above were also involved in the formation of these forward-looking statements and the failure of such other assumptions to be realized, as well as other factors, may also cause actual results to differ materially from those projected. Most of these factors are difficult to predict accurately and are generally beyond the Company’s control. You should consider the areas of risk described above in connection with any forward-looking statements that may be made by the Company. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any additional disclosures the Company makes in proxy statements, quarterly reports on Form 10-Q, annual reports on Form 10-K and current reports on Form 8-K filed with or furnished to the SEC.

Important information

The offer has not commenced. At the time the offer is commenced, AMEC will file a registration statement on Form F-4 and a Tender Offer statement on Schedule TO and the Company will file a Recommendation Statement on Schedule 14D-9 with respect to the offer. These documents will contain important information about the offer that should be read carefully before any decision is made with respect to the offer. These materials will be made available to the shareholders of the Company at no expense to them. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, www.sec.gov, after they have been filed. Any materials filed with the SEC may also be obtained without charge at the Company's website, www.fwc.com.

This announcement is for informational purposes only and does not constitute or form part of an offer to sell or the solicitation of an offer to buy or subscribe to any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This announcement is not an offer of securities for sale into the United States. No offering of securities shall be made in the United States except pursuant to registration under the US Securities Act of 1933, or an exemption therefrom.

Participants in the Solicitation

The Company will be, and certain other persons may be, soliciting proxies in connection with the Company’s proposed extraordinary general meeting of shareholders to, among other things, approve certain amendments to its articles of association (relating to the removal of certain transfer restrictions and certain voting limitations with respect to Foster Wheeler shares) and to elect three AMEC nominees to serve on the Company’s board of directors following the closing of the offer, each of which are among the conditions to closing of the offer.

The directors and executive officers and other members of management and employees of each of AMEC and the Company may be deemed to be participants in any such proxy solicitations. Information about the Company’s directors and executive officers is available in its Form 10-K for the year ended December 31, 2013, filed with the SEC on February 27, 2014 and in the Company’s proxy statement on Schedule 14A filed with the SEC on April 1, 2014, and will be available in the proxy statement that the Company intends to file with the SEC in connection with the extraordinary general meeting. The Company understands that it is AMEC’s intention that information about AMEC’s directors and executive officers will be made available in the Registration Statement on Form F-4 when it is filed. Other information regarding the participants in the solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the relevant materials to be filed with the SEC regarding the transaction. Investors should read all the materials filed with the SEC carefully when they become available before making any voting or investment decisions. You may obtain free copies of these documents using the sources indicated above.